UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report September 18, 1998

                GRIFFIN REAL ESTATE FUND-V, A LIMITED PARTNERSHIP

                                    MINNESOTA

                         Commission file number 2-95118

                   IRS Employer Identification No. 41-1507989

             510 Marquette Avenue, Suite 300, Minneapolis, MN 55402

                  Registrant's telephone number: (612) 338-2828

Item 2. Acquisition or disposition of assets.

                     DISPOSITION OF DESERT PINES APARTMENTS
                               OF TUCSON, ARIZONA

On September 18, 1998, Griffin Real Estate Fund-V, A Limited Partnership sold the Desert Pines Apartments to Desert Pines Properties, LLC.

Description of Property

Desert Pines Apartments is a 272 unit apartment complex located at 201 South Kolb Road, Tucson Arizona. The property was originally acquired by Griffin Real Estate Fund-V on February 2, 1987 for $5,300,000. A down payment of $1,553,836 was made with the balance of $3,746,164 financed by assuming a wrap around mortgage from the seller. On September 7,1988, the property debt was refinanced with a new $3,600,000 first mortgage and the wrap around mortgage was extinguished.

Sale of Property

The Desert Pines Apartments sales price of $7,300,000 cash was arrived at through negotiations with the buyer who had no material relationship to Griffin Real Estate Fund-V, to any affiliates of Griffin Real Estate Fund-V, to its General Partner, or to any associates of its General Partner. With the proceeds of the sale, the mortgage principal balance of $3,334,013, accrued interest of $13,731, and sales costs were paid.

Item 7. Financial Statements and Exhibits

The following documents are filed as part of this report:

        Proforma financial information.

                           GRIFFIN REAL ESTATE FUND-V,
                              A LIMITED PARTNERSHIP
                                 BALANCE SHEETS
                                DECEMBER 31, 1997

                                                                             * After
ASSETS:                                     Actual            Adjustment     Disposition Proforma
-------                                  ------------        ------------    --------------------
Cash and cash equivalents                $    575,355       $    (14,404)       $    560,951
Real estate tax escrow deposits                34,853            (12,227)             22,626
Receivables and other assets                   33,813             (8,338)             25,475
                                         ------------       ------------        ------------
   Total                                      644,021            (34,969)            609,052
                                         ------------       ------------        ------------
PROPERTY AND EQUIPMENT:
Land                                        2,724,000         (1,225,000)          1,499,000
Buildings and improvements                 15,460,116         (5,546,410)          9,913,706
Furniture and equipment                     1,313,087           (496,947)            816,140
                                         ------------       ------------        ------------
   Total                                   19,497,203         (7,268,357)         12,228,846
Less accumulated depreciation               7,528,717         (2,525,010)          5,003,707
                                         ------------       ------------        ------------
Property and equipment -  net              11,968,486         (4,743,347)          7,225,139
                                         ------------       ------------        ------------
Deferred expenses less accumulated
  amortization - $218,073                     122,008             (7,998)            114,010
                                         ------------       ------------        ------------
     TOTAL ASSETS                        $ 12,734,515       $ (4,786,314)       $  7,948,201
                                         ============       ============        ============


LIABILITES AND PARTNERS' EQUITY:
--------------------------------

LIABILITES:
Accounts payable:
   Affiliate                             $      1,422       $         --        $      1,422
   Other                                      107,535            (67,392)             40,143
Security deposits                             110,468            (56,800)             53,668
Accrued interest                               60,165            (23,428)             36,737
Mortgage notes payable                     10,761,037         (3,366,991)          7,394,046
                                         ------------       ------------        ------------
   Total liabilities                       11,040,627         (3,514,611)          7,526,016
                                         ------------       ------------        ------------

PARTNERS' EQUITY:
General Partners                                2,560            (12,717)            (10,157)
Limited Partners                            1,691,328         (1,258,986)            432,342
                                         ------------       ------------        ------------
   Total Partners' Equity                   1,693,888         (1,271,703)            422,185
                                         ------------       ------------        ------------

TOTAL LIABILITIES AND
PARTNERS' EQUITY                         $ 12,734,515       $ (4,786,314)       $  7,948,201
                                         ============       ============        ============


* The after disposition proforma represents the historical operations of the Partnership which does not include assets or liabilities relating to the disposed property.

                           GRIFFIN REAL ESTATE FUND-V,
                              A LIMITED PARTNERSHIP
                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1997

                                                                                 * After Disposition
REVENUES:                                      Actual         Adjustment         Proforma
---------                                   -----------       -----------        -----------
Rent (less apartment vacancies: 1997,
     $362,886)                              $ 3,767,882       $(1,244,602)       $ 2,523,280
Interest                                         25,144                --             25,144
Gain on sale of property
     and equipment                              673,909                --            673,909
Other                                            70,978           (35,453)            35,525
                                            -----------       -----------        -----------
     Total revenues                           4,537,913        (1,280,055)         3,257,858
                                            -----------       -----------        -----------

EXPENSES:
Interest                                      1,025,494          (280,937)           744,557
Depreciation and amortization                   775,133          (231,310)           543,823
Real Estate Taxes                               226,621           (99,234)           127,387
Repairs and maintenance                         606,816          (170,372)           436,444
Utilities                                       425,709          (123,920)           301,789
Salaries and employee benefits                  535,187          (168,136)           367,051
Management fees to related parties              209,951           (63,859)           146,092
Administrative                                  134,295           (36,243)            98,052
Insurance                                        97,269           (29,835)            67,434
Bad Debt                                         31,589            (2,019)            29,570
Other                                             1,045                --              1,045
                                            -----------       -----------        -----------

     Total Expenses                           4,069,109        (1,205,865)         2,863,244
                                            -----------       -----------        -----------

NET INCOME (LOSS)                           $   468,804       $   (74,190)       $   394,614
                                            ===========       ===========        ===========

NET INCOME (LOSS) ALLOCATED
TO GENERAL PARTNER                          $   215,285       $      (742)       $   214,543
                                            ===========       ===========        ===========

NET INCOME (LOSS) ALLOCATED
TO LIMITED PARTNERS                         $   253,519       $   (73,448)       $   180,071
                                            ===========       ===========        ===========

PER UNIT:

NET INCOME (LOSS)                           $      6.63       $     (1.92)       $      4.71
                                            ===========       ===========        ===========


* The after disposition proforma represents the historical operations of the Partnership which does not include operating income or expenses relating to the disposed property, or the gain or loss on disposal.

                           GRIFFIN REAL ESTATE FUND-V,
                              A LIMITED PARTNERSHIP
                            CONDENSED BALANCE SHEETS
                                  JUNE 30, 1998

                                                                             * After Disposition
ASSETS:                                    Actual         Adjustments        Proforma
                                        -----------       -----------        --------
Cash and cash equivalents               $ 2,960,650       $   (86,514)       $ 2,874,136
Receivables and other assets                158,022           (23,548)           134,474
                                        -----------       -----------        -----------
    Total                                 3,118,672          (110,062)         3,008,610
                                        -----------       -----------        -----------

PROPERTY AND EQUIPMENT:
   Land                                   1,485,000        (1,225,000)           260,000
   Buildings and Improvements            10,061,269        (5,558,590)         4,502,679
   Furniture and Equipment                  865,048          (496,946)           368,102
                                        -----------       -----------        -----------
Total                                    12,411,317        (7,280,536)         5,130,781
   Less accumulated depreciation          5,035,325        (2,638,422)         2,396,903
                                        -----------       -----------        -----------
   Property and Equipment - net           7,375,992        (4,642,114)         2,733,878
                                        -----------       -----------        -----------

TOTAL ASSETS                            $10,494,664       $(4,752,176)       $ 5,742,488
                                        ===========       ===========        ===========

LIABILITIES AND PARTNERS' EQUITY:

LIABILITIES:
   Accounts payable and accrued
     liabilities                        $   146,969       $   (95,654)       $    51,315
   Security Deposit                          73,064           (49,860)            23,204
   Mortgage notes payable                 6,472,149        (3,345,342)         3,126,807
                                        -----------       -----------        -----------
       Total liabilities                  6,692,182        (3,490,856)         3,201,326
                                        -----------       -----------        -----------

PARTNERS' EQUITY:
General Partners                             42,856           (12,613)            30,243
Limited Partners                          3,759,626        (1,248,707)         2,510,919
                                        -----------       -----------        -----------
       Total Partners' Equity             3,802,482        (1,261,320)         2,541,162
                                        -----------       -----------        -----------

TOTAL LIABILITIES AND
PARTNERS' EQUITY                        $10,494,664       $(4,752,176)       $ 5,742,488
                                        ===========       ===========        ===========


* The after disposition proforma represents the historical operations of the Partnership which does not include assets or liabilities relating to the disposed property.

                          GRIFFIN REAL ESTATE FUND - V
                              A LIMITED PARTNERSHIP
                       CONDENSED STATEMENTS OF OPERATIONS
                         SIX MONTHS ENDED JUNE 30, 1998
                                   (unaudited)


REVENUES:                                Actual          Adjustments        *After Disposition
                                      -----------        -----------        Proforma
                                                                            --------
Rental Income                         $ 1,751,662        $  (662,389)       $ 1,089,273
Interest Income                            13,730                 --             13,730
Other Income                               38,155            (20,752)            17,403
Gain On Sale of Property                2,577,450                 --          2,577,450
                                      -----------        -----------        -----------

    Total Revenues                      4,380,997           (683,141)         3,697,856
                                      -----------        -----------        -----------

OPERATING EXPENSES:
Operating Expenses                      1,031,595           (346,693)           684,902
Interest Expense                          504,310           (139,418)           364,892
Depreciation and amortization             321,492           (117,412)           204,080
                                      -----------        -----------        -----------

    Total Operating Expenses            1,857,397           (603,523)         1,253,874
                                      -----------        -----------        -----------

NET INCOME BEFORE
    EXTRAORDINARY ITEM                  2,523,600            (79,618)         2,443,982

EXTRAORDINARY ITEM -
    LOSS ON DEBT EXTINGUISHMENT          (294,229)                --           (294,229)
                                      -----------        -----------        -----------

NET INCOME                              2,229,371            (79,618)         2,149,753

NET INCOME ALLOCATED
    TO GENERAL PARTNER                     46,335               (796)            45,539
                                      -----------        -----------        -----------

NET INCOME ALLOCATED
    TO LIMITED PARTNERS               $ 2,183,036        $   (78,822)       $ 2,104,214
                                      ===========        ===========        ===========

PER UNIT:
    NET INCOME BEFORE                 $     64.70        $     (9.68)       $     55.02
      EXTRAORDINARY ITEM

EXTRAORDINARY ITEM                          (7.62)                --              (7.62)
                                      -----------        -----------        -----------

NET INCOME                            $     57.08        $     (9.68)       $     47.40
                                      ===========        ===========        ===========


* The after disposition proforma represents the historical operations of the Partnership which does not include operating income or expenses relating to the disposed property, or the gain or loss on disposal.

                                   Signatures

Pursuant to the requirements of the Securities and Exchange Act o f 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            GRIFFIN REAL ESTATE FUND V,
                                            A LIMITED PARTNERSHIP

                                            BY:   GRIFFIN EQUITY PARTNERS
                                                  ITS GENERAL PARTNER


Date: October 2, 1998                       BY:   /s/ Larry D. Fransen
                                                  ------------------------------
                                                  Larry D. Fransen
                                                  General Partner


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